Anchor International Bond Trust

                                   SUPPLEMENT

                               Dated July 30, 1999
           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.


Management of the Trust

      The Current Prospectus and Statement of Additional Information of the Trust indicates that the portfolio is managed primarily by Paul Jaspard. As of July 15, 1999, Paul Jaspard is sharing the responsibility for the management of the Trust's portfolio with his son, Alain Jaspard. Alain Jaspard has assumed the role of co-manager with his father in part due to serious health concerns of Paul Jaspard, which has forced him to assume a less active role in the day-to-day management of the portfolio. Alain Jaspard is also a Vice President of the Investment Adviser and has been engaged continuously in the investment management business, including the management of investment company assets, since September, 1997. From September, 1996 to September 1997, Alain Jaspard was an investment analyst with Global Equity Managers, an investment advisory firm based in Luxembourg. From September, 1993 to September 1996, he was employed as head of personnel recruitment and training for a large Belgian transportation firm.

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